Exhibit 10.6

AMENDMENT NO. 5

TO

BRIDGE LOAN AGREEMENT

AMENDMENT NO. 5, dated as of September 27, 2006 (this “Amendment”), to the Bridge Loan Agreement, dated as of June 25, 2002, among CONCENTRA INC., as the Borrower, CITICORP NORTH AMERICA, INC., as Lender and the Administrative Agent, and the other Lenders party thereto from time to time (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders extend the Termination Date until September 30, 2008; and

WHEREAS, pursuant to Section 10.1(a)(iii) of the Loan Agreement, the consent of each Lender directly effected by this Amendment is required to effect the amendments set forth herein; and

WHEREAS, each Lender has agreed to amend the Loan Agreement as further provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

Section 1. Defined Terms. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in the Loan Agreement.

Section 2. Amendments. As of the Effective Date (as hereinafter defined), the Loan Agreement is amended by deleting the definition of “Termination Date” in Section 1.1 of the Loan Agreement in its entirety and inserting in lieu thereof the following:

“Termination Date” means the earlier to occur of (a) September 30, 2008, (b) the acceleration of the Obligations pursuant to the terms of Article VIII and (c) the payment in full of all Obligations.

Section 3. Representations and Warranties. Each of the Borrower and the Guarantors hereby jointly and severally represents and warrants to the Administrative Agent and each Lender as follows:

(a) After giving effect to this Amendment, each of the representations and warranties of such Person contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Loan Agreement.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof and as of the Effective Date.

(c) The execution, delivery and performance by such Person of this Amendment have been duly authorized by all requisite action on the part of such Person and will not violate any of its Constituent Documents.

(d) This Amendment has been duly executed and delivered by such Person and each of this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 4. Affirmation of Guaranties.

(a) Each Guarantor hereby consents to the consummation, execution, delivery and performance of this Amendment and the extension of the Termination Date as provided herein, and hereby acknowledges and agrees that on and after the Effective Date, all of its obligations under the applicable Loan Documents are reaffirmed and will remain and continue in full force and effect.

(b) As of the Effective Date, each Guarantor reaffirms the Guaranties granted to the Administrative Agent, for the benefit of the Lenders, as applicable, under the applicable Loan Documents, which Guaranties shall continue in full force and effect during the term of the Loan Agreement as extended by this Amendment and any amendments, amendments and restatements, renewals or extensions or other modifications thereof and shall continue to secure the Obligations of the Borrower and the Guarantors.

Section 5. Condition to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent receives counterparts of this Amendment executed by each of the Borrower, the Guarantors and each Lender directly effected hereby. The Administrative Agent shall promptly notify the Borrower upon its receipt of all such executed counterparts.

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Loan Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except to the extent amended hereby, the provisions of the Loan Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the law of the State of New York.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

Administrative Agent and Lender:

CITICORP NORTH AMERICA, INC.

By:	/s/ David Leland
Name:	David Leland
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]

Lenders:

CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch)

By:	/s/ David Dodd
Name:	David Dodd
Title:	Vice President

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Associate

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]

Borrower:

CONCENTRA INC.

By:	/s/ Thomas E. Kiraly
Name:	Thomas E. Kiraly
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Guarantors:

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC,
its General Partner

By:	/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III ASSOCIATES L.L.C.,
its General Partner

By:	/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]